Exhibit 99.1

LIBERTY TRIPADVISOR HOLDINGS, INC.

12300 Liberty Boulevard
Englewood, CO 80112

December 21, 2014

Gregory B. Maffei

c/o Liberty Media Corporation

12300 Liberty Boulevard
Englewood, Colorado  80112

Dear Greg:

In connection with the proposed grant to Gregory B. Maffei (“GBM”) of options (the “Options”) to purchase shares of Series B Common Stock (“Series B Common Stock”) of Liberty TripAdvisor Holdings, Inc. (the “Company”) to be made in connection with GBM’s continued service as Chief Executive Officer of the Company and the proposed exchange (the “Exchange”) of GBM’s shares of Series A Common Stock (“Series A Common Stock,” and together with the Series B Common Stock, the “Common Shares”) of the Company for shares of Series B Common Stock owned by John C. Malone, Leslie A. Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A (collectively, the “Malone Group”), GBM has requested that the Company approve GBM’s acquisition of Common Shares for purposes of Section 203 (“Section 203”) of the Delaware General Corporation Law (the “DGCL”).  In response to this request, the Board of Directors of the Company (the “Board”) has directed the Compensation Committee of the Board (the “Compensation Committee”) to review matters relating to the granting of approval under Section 203 and consider what, if any, restrictions on GBM and his Affiliates (as defined below) are appropriate and to negotiate with GBM concerning any such restrictions.  Following such consideration and negotiations with GBM concerning the terms of such restrictions as set forth herein, the Compensation Committee has recommended, and the Board has approved, the terms of this agreement (this “Agreement”).

In consideration of the foregoing, and intending to be legally bound, the parties hereto agree as follows:

1.                                      GBM agrees that, during the period commencing on the date of this Agreement and ending on the earlier of the 5th anniversary of the closing of the Exchange and the consummation of a Change in Control (as defined below) (such earlier date, the “Termination Date”; and such period from the date hereof through and including the Termination Date, the “Term”), GBM will not, and will not authorize or permit any of GBM’s Affiliates which he controls (“Controlled Affiliates”) to acquire beneficial ownership of Common Shares or other equity securities of the Company entitled to vote generally in the election of directors (“Voting Securities”), if, after giving effect to any such acquisition of Voting Securities, the aggregate voting power of the Voting Securities beneficially owned by GBM and his Controlled Affiliates would exceed 34.9% (the “Voting Cap”), provided, that nothing contained herein shall prohibit GBM from consummating the Exchange, acquiring a beneficial ownership interest in Voting

Securities as a result of the receipt of any grant by the Company of any equity compensation awards (including the Options) or acquiring Voting Securities upon exercise (including upon acceleration thereof) of any equity compensation awards granted, or to be granted, to GBM by the Company (including the Options). GBM and his Controlled Affiliates  may vote all Voting Securities beneficially owned by him or it as he or it determines (but subject to his voting obligations hereunder); provided that,  to the extent the voting power of the Voting Securities beneficially owned by GBM and his Controlled Affiliates exceeds the Voting Cap, GBM will, and will cause his Controlled Affiliates to, cause the votes attributable to such Voting Securities as are in excess of the Voting Cap to be voted in the same proportions as the votes cast by shareholders of the Company unaffiliated with GBM and his Controlled Affiliates on any matter submitted to a vote of the Company’s shareholders.

2.          (a)                                         During the Term of this Agreement, subject to Paragraph 2(c), the Company shall include GBM (or to the extent GBM designates a person to serve as a director in his stead, such designee as may be reasonably acceptable to the Board) in management’s slate for nominees for election as a director (the “Management Slate”) at each annual or special meeting of shareholders of the Company at which directors of the class of directors which includes GBM (or his designee) are to be elected (each, a “Class Election Meeting”).  Subject to this Paragraph 2(a) and Paragraph 2(c), the Company agrees to use reasonable best efforts to cause the election of GBM (or his designee) to the Board at each Class Election Meeting (including recommending that the Company’s shareholders vote in favor of GBM (or his designee) and otherwise supporting GBM (or his designee) for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees).

(b)                                 During the Term of this Agreement, and so long as the Company is in compliance with Paragraph 2(a), subject to the second proviso in Paragraph 1 GBM agrees (i) to cause all Voting Securities beneficially owned by him or any of his Controlled Affiliates to be present at any annual or special meeting of shareholders of the Company, or any adjournment thereof (any such meeting, a “Shareholders Meeting”) and (ii) to vote or cause to be voted such Voting Securities beneficially owned by him or any of his Controlled Affiliates (A) in favor of the Management Slate (including himself, subject to Paragraph 2(c)), and (B) against any other nominees.  As promptly as practicable following the record date for a Shareholders Meeting, GBM shall, and shall cause his Controlled Affiliates holding Common Shares to, provide the Company a proxy for the purposes of effecting the immediately preceding sentence at such Shareholder Meeting.

(c)                                  Notwithstanding anything to the contrary in this Agreement, the Company shall not be under any obligation to nominate and recommend GBM (or his designee) if, as determined in good faith by the majority of the directors on the Board other than GBM (or his designee) based on the opinion of outside counsel, service by GBM (or his designee) as a director would violate applicable law or stock exchange rules, or  if, in the opinion of outside counsel, the nomination and recommendation of GBM (or his designee) as a director would be reasonably likely to be inconsistent with the Board’s fiduciary duties; provided that, in such event, GBM shall have the right to submit an alternative candidate for nomination that is qualified under the Company’s Corporate Governance Guidelines as they currently exist and are applied and is reasonably acceptable to the Nominating and Corporate Governance Committee, in its good faith judgment.  If a candidate is not accepted pursuant to the foregoing, GBM shall have the right to select additional candidates until one is accepted.

(d)                                 GBM (or his designee) shall, and shall cause his designee to, promptly resign from the Board if, as determined in good faith by the majority of the directors on the Board other than GBM (or his designee) based on the opinion of outside counsel, service by GBM (or his designee) as a director violates applicable law or stock exchange rules; provided that, GBM shall have the right to submit a candidate for appointment that is qualified under the Company’s Corporate Governance Guidelines as they currently exist and are applied and is reasonably acceptable to the Nominating and Corporate Governance Committee, in its good faith judgment, and the Board will appoint such candidate as a director, promptly after he/she has been agreed upon but, in any event, no later than five business days after such candidate has been identified and agreed upon.  If a candidate is not accepted pursuant to the foregoing, GBM shall have the right to select additional candidates until one is accepted.

3.                                      Except as provided in this Paragraph 3 and subject to Paragraph 4, and unless expressly authorized by a majority of the members of the Board who are independent (as defined by NASDAQ), disinterested and unaffiliated with GBM and his Controlled Affiliates, GBM will not, and will not authorize or permit his Controlled Affiliates to, directly or indirectly, engage in or take any actions restricted by the following:

(a)                                 effect or seek, offer or propose (whether publicly or otherwise) to effect, or announce any intention to effect or cause or participate in or assist, knowingly facilitate or encourage any other Person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) any acquisition of any equity securities (or beneficial ownership thereof), or rights or options to acquire any equity securities (or beneficial ownership thereof), of the Company, (ii) any tender or exchange offer, consolidation, business combination, acquisition, merger, joint venture or other business combination involving the Company, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company, or (iv) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv) of the Exchange Act) to vote any Voting Securities or consent to any action from any holder of any Voting Securities or seek to advise or influence any Person with respect to the voting of or the granting of any consent with respect to any Voting Securities;

(b)                                 form, join or in any way participate in a “group” (as defined under Rule 13d-3 of the Exchange Act) in connection with the Voting Securities;

(c)                                  deposit any Voting Securities in any voting trust or similar arrangement;

(d)                                 grant any proxies with respect to any Voting Securities to any Person (other than to a designated representative of the Company pursuant to a proxy statement of the Company);

(e)                                  otherwise act, alone or in concert with others, to (i) call or seek to call a meeting of the Company’s shareholders or initiate any shareholder proposal for action by the Company’s shareholders or (ii) call a special meeting of the Board;

(f)                                   enter into any discussions or arrangements with any third party with respect to any of the foregoing;

(g)                                  (i) publicly request that the Company amend or waive any provision of this Paragraph 3, (ii) make any public announcement with respect to the restricted actions specified in this Paragraph 3, or (iii) take any action which would reasonably be expected to require the Company to make a public announcement regarding the possibility of a business combination or merger; or

(h)                                 advise, assist or knowingly encourage, or direct any Person to advise, assist or encourage any other Persons, in connection with any of the foregoing.

The parties acknowledge that GBM will not be deemed to have breached or violated the foregoing limitations to the extent such actions are taken in connection with his provision of services to the Company as a member of the Board or as Chief Executive Officer of the Company.

For the avoidance of doubt, any discussions involving GBM (or his designee) (i) at a meeting of the Board or (ii) with management of the Company, other members of the Board, or any of the Company’s advisors or representatives, in the case of clause (i) or (ii), while GBM (or his designee) is acting in his or her capacity as a member of the Board or as an officer of the Company, shall not be deemed to violate any of the provisions of this Paragraph 3.

4.            (a)                                The restrictions set forth in Paragraph 3 and the obligations in Paragraph 2(b) shall terminate (i) if the Company does not (other than pursuant to Paragraph 2(c)) include GBM (or his designee) on the Management Slate for election as a director at any Class Election Meeting, other than at the request of GBM or because of GBM’s refusal to accept such nomination, (ii) if GBM ceases to serve as Chief Executive Officer of the Company (other than as a result of (x) GBM’s resignation without Good Reason (as defined in the Non-Qualified Stock Option Agreement between the Company and GBM, dated as of December 21, 2014 (the “Option Agreement”)), (y) GBM’s termination for Cause (as defined in the Option Agreement) or (z) GBM’s Disability (as defined in the Option Agreement)), or (iii) if GBM (or his designee) ceases to be a director on the Board of the Company (other than (w) due to GBM’s refusal to serve as a director on the Board of the Company or to propose a designee in his place in accordance with Paragraph 2(c), (x) due to GBM’s (or his designee’s) resignation, (y) due to

GBM’s election not to submit a replacement candidate for appointment pursuant to 2(d), or (z) during the period following a resignation pursuant to Paragraph 2(d) so long as the Company is working in good faith to appoint a replacement designee of GBM pursuant to Paragraph 2(d)).

(b)                                 The restrictions set forth in Paragraph 3 shall not apply if any of the following occurs (provided, that, in the event any matter described in this Paragraph 4(b) has occurred and resulted in the restrictions imposed under Paragraph 3 ceasing to apply to GBM and his Controlled Affiliates, then, in the event the transaction related to such matter has not occurred within three (3) months of the date on which GBM and his Controlled Affiliates were released from such restrictions, then so long as discussions regarding such transaction have terminated and not been renewed or reinstated for at least 30 days or such tender offer or exchange offer, if applicable, has been terminated, the restrictions set forth in Paragraph 3 shall thereafter resume and continue to apply in accordance with their terms):

(i)                                     in the event the Company enters into discussions regarding a transaction that would, if consummated, be reasonably likely to result in a Change of Control, unless GBM has been released from such restrictions to the extent reasonably necessary for him to fully participate in any such discussions (in his capacity as a shareholder) and to offer or propose alternative transactions involving himself and his Controlled Affiliates and third parties; or

(ii)                                  in the event that a tender offer or exchange offer for at least 50.1% of the capital stock of the Company is commenced by a third person (and not involving any breach of Paragraph 3) which tender offer or exchange offer, if consummated, would result in a Change of Control and either (1) the Board recommends that the shareholders of the Company tender their shares in response to such offer or does not recommend against the tender offer or exchange offer within ten (10) business days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities laws or (2) the Board later publicly recommends that the shareholders of the Company tender their shares in response to such offer.

5.                                      Notwithstanding anything contained in Paragraph 1, neither GBM nor any of GBM’s Controlled Affiliates will be deemed to have acquired beneficial ownership of, and following such acquisition will not be deemed to have beneficial ownership of, any Voting Securities in violation of Paragraph 1 to the extent that such Voting Securities are received by any such Person as a result of any dividend or other distribution made, or similar action taken (including the receipt by any such Person of any rights, warrants or other securities granting to the holder the right to acquire Voting Securities, and any acquisition of Voting Securities upon the exercise thereof), by the Company, any of its Affiliates or any other Person which is not GBM or a Controlled Affiliate of GBM.

6.                                      The Company represents and warrants that, prior to the date hereof, the Board has approved the resolution attached hereto as Exhibit A, and such resolution has not been and will not be amended, modified, or rescinded.

7.                                      The following terms shall have the meanings ascribed to them below for purposes of this Agreement:

(a)                                 “Affiliate” of a Person has the meaning set forth in Rule 12b-2 under the Exchange Act.  Notwithstanding anything to the contrary in this Agreement, Liberty Interactive Corporation, Liberty Media Corporation, Liberty Broadband Corporation, the Company and Starz shall not be deemed to be Affiliates of GBM for purposes of this Agreement.

(b)                                 “Agreement” means this Letter Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments hereto.

(c)                                  “beneficially own” with respect to any securities means having “beneficial ownership” of such securities, as determined pursuant to Rule 13d-3 under the Exchange Act, without limitation by the 60-day provision in paragraph (d)(1)(i) thereof.  The terms “beneficial ownership” and “beneficial owner” have correlative meanings.

(d)                                 “Change of Control” means the existence or occurrence of any of the following:  (i) the sale, conveyance or disposition of all or substantially all of the assets of the Company; (ii) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the then current stockholders of the Company fail to own, directly or indirectly, at least a majority of the voting power of the equity securities of the surviving or resulting entity entitled to vote generally in the election of directors (“Majority Voting Power”); (iii) a transaction or series of transactions in which any person or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires Majority Voting Power (other than (A) a reincorporation or similar corporate transaction in which the Company’s stockholders own, immediately thereafter, interests in the new parent company in essentially the same percentage as they owned in the Company immediately prior to such transaction, or (B) a transaction described in clause (ii) (such as a triangular merger) in which the threshold in clause (ii) is not passed); or (iv) the replacement of a majority of the Board with individuals who were not nominated or elected by at least a majority of the directors at the time of such replacement.

(e)                                  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(f)                                   “Person” means any natural person, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

8.                                      This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the Delaware Court of Chancery, or, if the Delaware Court of Chancery does not have subject matter jurisdiction, the state courts of the State of Delaware, or the United States District Court for any district within such state, for the purpose of any action or judgment relating to or arising out of this Agreement or any of the transactions contemplated hereby and to the laying of venue in such court.  Service of process in connection with any such action may be served on each party hereto by the same methods as are specified for the giving of notices on the signature page of this Agreement.  Each party hereto irrevocably and unconditionally waives and agrees not to plead or claim any objection to the laying of venue of any such action brought in such courts and irrevocably and unconditionally waives any claim that any such action brought in any such court has been brought in an inconvenient forum.

9.                                      This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

10.                               This Agreement and the Option Agreement constitute the entire agreement among the parties hereto with respect to the matters covered hereby and thereby, and supersede all previous written, oral or implied understandings among them with respect to such matters.

11.                               This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

12.                               Any of the terms or conditions of this Agreement may be waived at any time by the party or parties hereto entitled to the benefit thereof, but only by a writing signed by the party or parties waiving such terms or conditions.

13.                               If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the matters contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

14.                               Neither rescission, set-off nor reformation of this Agreement shall be available as a remedy to any of the parties hereto.  The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedies at law or in equity.

[SIGNATURE PAGE FOLLOWS]

If the above is acceptable to you, please signify your agreement by signing this letter in the space provided below.

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Richard N. Baer
Name:	Richard N. Baer
Title:	Senior Vice President and General Counsel

Notice Address:
12300 Liberty Boulevard
Englewood, Colorado 80112
Facsimile:
Attention:	General Counsel
E-mail:

With a copy to:
Baker Botts L.L.P.
30 Rockefeller Plaza
44th Fl.
New York, NY 10112
Facsimile:
Attention:	Frederick H. McGrath
Renee L. Wilm
E-mail:

AGREED AND ACKNOWLEDGED:

Gregory B. Maffei

/s/ Gregory B. Maffei

Notice Address:

c/o Liberty Media Corporation

12300 Liberty Boulevard

Englewood, Colorado  80112

Facsimile:

Attention:  Gregory B. Maffei

E-mail:

With a copy to:

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036-6797

Facsimile:

Attention:         Barton J. Winokur
E-mail:

[Signature Page to Maffei Standstill Letter]

List of Omitted Exhibits

The following exhibit to the Letter Agreement, dated as of December 21, 2014, by and between Liberty TripAdvisor Holdings, Inc. and Gregory B. Maffei has not been provided herein:

Exhibit A

The undersigned registrant hereby undertakes to furnish supplementally a copy of the omitted exhibit to the Securities and Exchange Commission upon request.